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                                                                   EXHIBIT 21.1

                                 SUBSIDIARIES OF
                                   REGISTRANT

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                                                                   EXHIBIT 21.1

                                 SUBSIDIARIES OF
                                   REGISTRANT
                                 ---------------

                     Bavarian Dental Instruments, Inc.,
                       a California close corporation